Property and Equipment, Net	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 6 – PROPERTY AND EQUIPMENT, NET

Property and equipment, stated at cost less accumulated depreciation, consisted of the following:

	As of December 31,
	2020	2019

Building	$2,991,492	$-
Vehicles	103,836	97,119
Electronic equipment	93,020	85,612
Furniture, fixtures and equipment	71,517	65,823
Leasehold improvements	30,652	-
Construction in progress	319,735	-
Subtotal	3,610,252	248,554
Less: Accumulated depreciation	212,979	79,605
Property and equipment, net	$3,397,273	$168,949

Depreciation expense was $126,589, $46,124 and $20,882 for the fiscal years ended December 31, 2020, 2019 and 2018, respectively. Construction in progress represented the undergoing decoration project for the Company’s new offices in Beijing and Zibo. The construction has been completed and transferred into leasehold improvements in March 2021 and April 2021.